EXHIBIT 10.4
------------



                        THE PURCHASE AND SALES AGREEMENT
                        --------------------------------

This  Agreement,  made this  27th.  Day of March.  2004,  by and  between  P--CE
                             --------------------------
Computers, Inc., a Nevada corporation doing business as Personal Computing Environments, having offices at Palm Springs, California, U.S.A., (hereafter as "A"=purchaser), and PC Frame, Inc. having its principal office at Room No. 201, A Bldg. Guroyootongsangga 636-62 Guro-Dong, Guro-Gu, Seoul Korea (hereafter as "B"=seller).

WITNESSETH
----------

IN CONSIDERATION OF the mutual covenants contained herein, the parties hereto agree as follows.


Article 1.     Definitions
----------     -----------

Except where the context otherwise requires, the following terms and expressions used in this Agreement shall have the meaning respectively defined as follows:

1.1 The object of this contract is the personal computer setting frame, totally 25 units.

1.2 "Products" shall mean the finished, packaged products of the personal computer setting frames.


Article 2.     Payment and Delivery
----------     --------------------

2.1 B agrees to deliver the 25 Products to A at the price of $22,500 USD, ($900/1 unit)

2.2  Payment for the Products by A is as follows.

The first payment $15,103 shall be remitted within three (3) days after the date of this agreement.

The upper $15,103 is consisted of the price of 4/10 of total 25 units=$9,000, packing for 25 units & etc.=$2,610, transferring fee from Seoul to Inchon for 25 units=$300, CFS charge for 25 units & etc.=$550, Insurance on 25 units=$43, Handling charge for 25 units=$1,250, shipping charge from Inchon to Bangkok for 25 units=$1,350. The second payment $13,500 shall be remitted within five(5) days from the date B has shipped the products and A has received the evidence of shipping of 25 units.

2.3  Delivery shall be at the site of Bangkok Thailand..

2.4 B shall ship 25 units of the Product within 25 days from the date that B has received the first payment .

Article 3.     Assignment
----------     ----------

This Agreement shall not be assigned by B except with the prior written consent of A.


Article 4.     Governing Law
----------     -------------

This Agreement shall be interpreted and governed by the laws of the Republic of Korea.


Article 5.     Term
----------     ----

This Agreement shall become effective as of the date first above written.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed
------------------
by following officers.


A: Purchaser
------------
P--CE Computers, Inc.:
Allan Quattrin, President        March 29, 2004

Name and Title                   Date
/s/ Allan Quattrin

Signature



B: Seller
---------
PC Frame, Inc.:

Nam Ki Don, CEO                  March 29, 2004

Name and Title                   Date
/s/ Nam Ki Don

Signature